RECENT DEVELOPMENTS	6 Months Ended
Jun. 30, 2015
RECENT DEVELOPMENTS [Abstract]
RECENT DEVELOPMENTS

NOTE 2       -        RECENT DEVELOPMENTS

A.          Early Redemption of Notes

In January 2015, Jazz had fully redeemed the remaining outstanding principal amount of approximately $45,000 of its notes issued in 2010 (the “2010 Notes”), originally due June 30, 2015. As of June 30, 2015, no amount is outstanding under the 2010 Notes.

B.          Debentures Series F Accelerated Conversion

As of June 30, 2015, the aggregate outstanding principal amount of Debentures Series F is approximately $34,000, as compared with approximately $196,000 as of December 31, 2014. This reduction of approximately $162,000 in the debentures' outstanding principal amount is attributed to an accelerated conversion of such debentures into ordinary shares that occurred during the six months ended June 30, 2015.

The $34,000 outstanding debentures are repayable in two equal installments in December 2015 and December 2016, unless converted earlier into ordinary shares at a fixed conversion ratio of approximately $10 par value of debentures into one ordinary share.

The determination of the fixed conversion ratio in September 2012 triggered the examination of whether a contingent beneficial conversion feature ("BCF") existed as of past issuance dates of these debentures. In accordance with ASC 470-20 (formerly EITF 98-5 and EITF 00-27), and specifically the guidance over "Contingently Adjustable Conversion Ratios", the Company concluded that a BCF existed. The BCF, in accordance with such guidance, amounted to approximately $110,000 which was classified as an increase in shareholders' equity with a corresponding decrease by the same amount in the carrying values of debentures Series F presented in long term liabilities.

Approximately $110,000 was recorded as accretion with amortization costs to be included in other financing expenses, net from 2012 to 2016 (term of said debentures) using the effective interest method, resulting in non-cash accretion and amortization costs included in other financing expenses, net expected to be recognized at increasing amounts over the term of the debentures. Any partial or full conversion of Debentures Series F into ordinary shares increases shareholders' equity, reduces debt liabilities and accelerates the recognition of such financing expenses, thereby creating higher accretion and amortization costs included in other financing expenses in the period of conversion occurrence, which would be offset by lower financing expenses in the periods thereafter. Following conversions of approximately $162,000 of Series F Debentures into ordinary shares that occurred during the six months ended June 30, 2015, approximately $73,000 was recorded due to acceleration of accretion and amortization costs included in other financing expenses, net in the statements of operations.

C.          Jazz income tax

The statute of limitations with respect to Jazz's 2010 tax year expired in March 2015. As a result, Jazz recorded a tax benefit in the amount of approximately $11,000 during the three months ended March 31, 2015.

D.          Property and Equipment

Property and equipment are presented at cost, including capitalizable costs. Capitalizable costs include only those costs that are identifiable with, and related to, the property and equipment and are incurred prior to their initial operation. Identifiable incremental, direct costs include costs associated with constructing, establishing and installing property and equipment, and costs directly related to pre-production test runs of property and equipment necessary for preparing such property and equipment for their intended use. Maintenance and repairs are charged to expense as incurred. Property and equipment are presented net of investment grants received, and less accumulated depreciation and amortization.

In connection with periodic review of the reasonableness of the estimated remaining useful lives of property, plant and equipment of the Company's foundry manufacturing facilities, it was determined that the estimated useful lives of machinery and equipment should be extended to 15 years from 7 years and the useful lives of facility systems and infrastructure should be extended to 25 years from 14 years. The Company extended the estimated useful life of these assets as a result of use of mature technologies, longer processes and products' life cycles, the versatility of manufacturing equipment, facility systems and infrastructure to provide better flexibility to meet changes in customer demand and the ability to re-use equipment over several technology cycles significantly extending the estimated usage period of such assets. For the three months period ended June 30, 2015, the impact of these extended estimated useful lives was approximately $14,000 of reduced depreciation expenses which resulted in a net increase of approximately $6,800 of net profit. While the timing, extent and useful lives of current manufacturing assets are subject to ongoing analysis and modification, the Company believes the current estimates of useful lives are reasonable, sustainable and better reflect the future anticipated usage of these assets.